Orrstown Financial Services, Inc.






ORRSTOWNBANK

100 Years 1919-2019

Celebrating 100 Years as an Independent and Growing Community Bank By Investing for the Future

December 10, 2019

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; and to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions. Factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2018 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown's underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown's behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In addition, please refer to the Risk Factors listed in Orrstown's 2018 Annual Report on Form 10-K and subsequent filings.

Non-GAAP Measures Disclosure

In this presentation we refer to adjusted net income, excluding net securities gains and merger and acquisition expenses, and net interest margin, excluding the impact of purchase accounting adjustments for interest accretion, which are a non-GAAP measures. For a reconciliation of this non-GAAP measure to GAAP results and our rationale for usage of non-GAAP measures, see the appendix in this presentation.

We also refer to the Efficiency Ratio as computed and provided by S&P Global Market Intelligence, an organization that provides financial and industry data and analytics to individuals, companies and governments. The appendix in this presentation includes a reconciliation of the data elements used by S&P Global Market Intelligence in their calculations.

Company Overview



Mifflin
Juniata
Huntingdon
Perry
New Bloomfield
Dauphin
Fort Indiantown Gap Military Reservation
Lebanon
Lebanon
Berks
Reading
Linglestown
Harrisburg
Hershey
Cocalico
Carlisle
Cumberland
Fairview Park
Elizabethtown
Lititz
Ephrata
New Holland
Franklin
Letterkenny Depot
Shippensburg
York
Columbia
Lancaster
Salisbury Heights
Willow Street
New Providence
Chambersburg
Red Lion
Gettysburg
Adams
Hanover
Oxford
Waynesboro
34 MILES
Maugansville
Washington
Hagerstown
Taneytown
Thurmont
Dublin
Falling Waters
Westminster
Carroll
Cecil
Harford
Aberdeen
Frederick
Berkeley
Franklinville
Reisterstown
Edgewood
Aberdeen Proving Ground
Frederick
Woodville
Eldersburg
Towson
Parkville
Randallstown
Green Valley
Essex
Middle River
Jefferson
Brunswick
Baltimore
Kent
Damascus
Howard
Ellicott City
Dundalk
Kabletown
Loudoun
Montgomery
Germantown
Olney
Columbia
Elkridge
Chestertown
Clarke
Gaithersburg
Glen Burnie
South Gate
Queen Anne's
Leesburg
Rockville
Laurel
Anne Arundel
Silver Spring
Greenbelt
Arnold
Centreville

Key Metrics at 9/30/2019	
Market Cap[1]	~$245 million
Assets	~$2.3 billion
Loans	~$1.6 billion
Deposits	~$1.9 billion
QTD ROAE	12.37%
QTD ROAA	1.15%
Efficiency Ratio	69.99%
LTD Ratio	82.83%

- Four geographic regions: Market Presidents have full authority and autonomy (within ERM guidelines)
- Markets connected by Interstate 81 and 83 corridors
- Market Presidents are all seasoned best-in-class bankers

LEGEND	
Legacy Region	
Capital Region	
Lancaster/Berks Region	
Maryland Region	
Full Service Branch	●
Loan Production Office	▲

1. At close of business 9/30/2019 : $21.90/share x 11,175,299 shares outstanding; All other information as publicly reported as of 9/30/2019 or S&P Market Intelligence

Company Overview (continued)

GROWING REGIONAL FINANCIAL INSTITUTION	• Favorable regional demographics in both South Central Pennsylvania and Maryland • Continue to benefit from market disruption in PA and seeing similar benefit in MD • Market President organizational structure; benefitting from mix of talent from larger FI's and solid legacy sales force • Executive leadership from more complex FI's and have M&A experience
BUSINESS MODEL	• Focus on commercial lending and deposit gathering • Trust, Wealth Management, and Brokerage nearly $1.6 billion in total assets under management and strong upside growth potential • Solid mortgage business[1] and retail distribution network not fully leveraged yet • Super Community Bank leader in technology investments; over $5 million last 5 years • Maintain strong enterprise risk management and credit culture • Maintain disciplined expense control with investments focused on revenue generating initiatives • Reposition and reinvest in franchise • Deliver long-term value

WELL POSITIONED FOR SUSTAINED GROWTH	• Attractive and expanding footprint
	• Ready access to capital markets
	• Expansion into growth markets to south and east
	    • Organic expansion
	    • Two acquisitions successfully integrated over last 12 months
	• Experienced management team
	• Structure, technology, processes, and procedures of a much larger organization

WINNING THE TALENT WAR	• Employer of choice in our markets and consistently attracting superior customer-facing talent
	• Organization has philosophy of continual talent upgrades:
	    • 55% of employees with organization 5 years or less
	    • Investments in Learning and Development ("Orrstown University")

1. Average mortgage at former Hamilton Bank $403,000 vs. $202,000 in legacy Orrstown markets

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	29 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Thomas R. Brugger *EVP/Chief Financial Officer*	28 years	2019	Finance | Treasury | Strategy | Executive	Sun National, Customers, Sovereign
Barbara E. Brobst *EVP/Chief Human Resources Officer*	37 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	31 years	2012	Risk | Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	31 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert Fignar *EVP/Operations, Technology, Logistics*	33 years	2018	CEO | Strategy | Sales | Executive	FCBM
Jeffrey S. Gayman EVP/Market President	23 years	1996	Lending | Retail | Executive	Orrstown Bank
Christopher Holt EVP/Market President	30 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	33 years	2016	Lending | Retail | Executive	Susquehanna, Graystone/Tower
Zachary Khuri EVP/Market President	11 years	2019	Lending | Retail | Executive	FNB, Metro
Adam L. Metz *EVP/Chief Lending Officer*	23 years	2016	Lending | Retail | Executive	Metro, M&T
Luke Bernstein *EVP/Chief Retail Officer*	5 years	2017	Communications | Executive | Retail	PBA, Office of Governor, Prudential Securities
Matthew C. Schultheis, CFA *SVP/IR and Strategic Planning*	25 years	2019	Investor Relations | Strategy | Research	Boenning & Scattergood, Ferris, Baker, Watts, Allfirst

Demographics Trends & Market Share…

Orrstown Financial Services, Inc.
Current Footprint

Geography	2019 Households (#)	5 Year Proj. Gr. (%)	2019 Median HHI ($)	2019 Businesses (#)	May '19 Unemploy (%)	Entered Market (Year)	Branch Count (#)	Deposits* ($000)	Market Share (%)
Cumberland, PA	103,264	3.55	73,270	9,335	3.2	**1919**	7	847,774	9.39
Dauphin, PA	115,602	1.96	66,540	11,833	3.9	**2016**	1	37,092	0.60
Franklin, PA	60,450	1.44	67,030	5,544	3.3	**1919**	10	504,890	22.72
Lancaster, PA	205,626	2.29	69,608	19,739	3.1	**2013**	7	113,515	0.97
Perry, PA	18,253	1.11	69,103	1,424	3.2	**2006**	4	105,893	14.44
Pennsylvania	**5,110,212**	**0.80**	**64,654**	**496,809**	**3.9**				
Anne Arundel, MD	217,334	3.72	103,745	20,430	2.9	**2019**	1	53,512	0.42
Baltimore, MD	324,746	1.58	80,027	28,508	3.5	**2019**	3	222,257	1.17
Baltimore, MD (City)	241,282	-1.11	52,534	22,617	4.8	**2019**	2	72,730	0.28
Howard, MD	120,273	5.08	119,437	11,530	2.6	**2019**	1	38,155	0.47
Washington, MD	56,913	1.87	64,813	5,612	3.4	**2008**	1	37,792	1.60
Maryland	**2,265,674**	**2.41**	**87,818**	**216,949**	**3.4**				
USA	**125,476,002**	**3.45**	**66,010**	**12,492,759**	**3.3**				
Berks, PA	157,402	1.25	66,616	15,067	3.9	**Serviced through Lancaster Region**			
York, PA	174,095	1.58	69,716	14,726	3.5	**LPO opened 2018; Part of Capital Region**			
Carroll, MD	61,394	2.02	101,065	6,170	2.7	**Serviced through Maryland Region**			
Frederick, MD	95,182	5.03	97,619	9,478	3.1	**Serviced through Maryland Region**			

Source: S&P Global Market Intelligence; Data as of June 30,2019; *Deposits branch-level and bank-level

- Market share in legacy markets remains strong
- Newer markets have favorable size and demographic trends compared to legacy markets
- 70.1% of aggregate market deposits controlled by 6 banks—all with assets greater than $50.0 billion
- Significant dislocation continues in all Orrstown's new markets

…In an Unsettled Market

Buyer/ Target Name	Status	Announce Date	Target State	Merger of Equals	Deal Value ($mm)	Acq. Branches (#)	Target Assets ($mm)	Target Deposits ($mm)
Howard Bancorp, Inc./Patapsco Bancorp, Inc.	Completed	03/03/15	MD	No	10.1	4	226.4	183.5
Hamilton Bancorp, Inc./Fairmount Bancorp, Inc.	Completed	04/16/15	MD	No	15.4	1	79.6	54.6
Kopernik Bank/Kosciuszko Federal Savings Bank	Completed	06/03/15	MD	No	0.0	1	12.1	9.6
Citizens Financial Services, Inc./First National Bank of Fredericksburg	Completed	06/30/15	PA	No	22.1	7	232.4	214.1
F.N.B. Corporation/Metro Bancorp, Inc.	Completed	08/04/15	PA	No	474.0	32	3,001.4	2,368.7
Old Line Bancshares, Inc./Regal Bancorp, Inc.	Completed	08/05/15	MD	No	5.6	4	133.7	107.0
BB&T Corporation/National Penn Bancshares, Inc.	Completed	08/17/15	PA	No	1,830.0	129	9,604.3	6,733.5
Hamilton Bancorp, Inc./Fraternity Community Bancorp, Inc.	Completed	10/13/15	MD	No	27.0	3	161.4	112.1
Revere Bank/BlueRidge Bank	Completed	10/19/15	MD	No	20.1	2	205.1	180.6
Bay Bancorp, Inc./Hopkins Bancorp, Inc.	Completed	12/18/15	MD	No	23.2	2	239.7	203.4
Kopernik Bank/Liberty Bank of Maryland	Completed	02/20/16	MD	No	0.0	2	38.2	30.2
Revere Bank/Monument Bank	Completed	05/03/16	MD	No	65.1	4	513.8	405.1
ACNB Corporation/New Windsor Bancorp, Inc.	Completed	11/22/16	MD	No	33.3	7	311.1	272.9
Old Line Bancshares, Inc./DCB Bancshares, Inc.	Completed	02/01/17	MD	No	40.7	6	311.0	277.8
Kopernik Bank/Saint Casimir's Savings Bank	Completed	02/06/17	MD	No	0.0	4	88.0	67.2
Rosedale Federal Savings and Loan Association/Midstate Community Bank	Completed	02/15/17	MD	No	0.0	1	168.7	144.5
Riverview Financial Corporation/CBT Financial Corporation	Completed	04/20/17	PA	Yes	50.0	12	488.1	423.3
Howard Bancorp, Inc./1st Mariner Bank	Completed	08/15/17	MD	No	163.4	14	975.2	770.8
Old Line Bancshares, Inc./Bay Bancorp, Inc.	Completed	09/27/17	MD	No	128.6	13	645.9	535.9
Juniata Valley Financial Corp./Liverpool Community Bank	Completed	12/29/17	PA	No	0.0	1	46.4	36.2
Orrstown Financial Services, Inc./Mercersburg Financial Corporation	Completed	05/31/18	PA	No	32.4	6	184.0	160.7
Northwest Bancshares, Inc./Donegal Financial Services Corp.	Completed	06/12/18	PA	No	85.0	14	577.4	490.2
LinkBancorp, Inc/Stonebridge Bank	Completed	06/26/18	PA	No	1.1	2	57.7	53.5
BV Financial, Inc. (MHC)/Kopernik Bank	Completed	08/29/18	MD	No	0.0	4	157.7	112.6
Orrstown Financial Services, Inc./Hamilton Bancorp, Inc.	Completed	10/23/18	MD	No	58.5	7	525.3	404.5
WesBanco, Inc./Old Line Bancshares, Inc.	Completed	07/23/19	MD	No	500.1	37	3,075.6	2,384.5
BV Financial, Inc. (MHC)/MB Bancorp, Inc.	Pending	09/05/19	MD	No	31.0	3	147.1	94.9
Sandy Spring Bancorp, Inc./Revere Bank	Pending	09/24/19	MD	No	460.7	11	2,626.7	2,127.8

Source: S&P Global Market Intelligence

2015-2019: Strategic Investments Continue

2015

Investments in customer-facing talent to take advantage of significant market disruption:

- Cash Management Team
- Commercial Lender lift outs begin
- First investment in Lancaster County
- "Acquisition without the intangibles"

2016

Investments in customer-facing talent continue:

- 14 new customer-facing hires
- Continue franchise expansion east of Susquehanna River (Lancaster and Dauphin counties)

Opened <1,000 sq. ft. "one drawer" branch at HRO. Currently exceeds $40MM in deposits.

2017

Reaped rewards of previous investments:

- Continued organic expansion with double digit loan and deposit growth
- Maintain LTD ratio in low to mid 80% range
- Improved Efficiency ratio by 870-plus bps
- 1Q17 to 4Q17 NIM improvement

2018

- First acquisition announced: Mercersburg Financial Corp.
- Second acquisition announced: Hamilton Bancorp
- Continued organic growth: three new branches opened in Lancaster, LPO in York
- Continued strong Y-O-Y performance (NI +40%)
- Closed Mercersburg in 4Q18

2019

- Successful Mercersburg core conversion Q1 and exceeded 45% cost reduction goal
- Closed Hamilton in Q2 and successful core conversion in Q3
- Market President for Maryland market joined in July
- Reinvested Hamilton cost saves into commercial team of 7
- CFO joined in July
- Announced closure of 5 financial centers and sale of ~50,000 sq. ft. of excess capacity

KEY TAKEAWAYS

- Experienced management team began investing in franchise expansion earlier than competition: *"Investments in technology and talent"* "The channel suggested Orrstown won the hiring bonanza following a spate of acquisitions in its market"
- Truist MOE, Sandy Spring/Revere and other acquisitions presents same opportunity in Maryland market
- Strategic plan anticipates combination of continued organic growth and an eye toward acquisition opportunities

Peer Profitability Comparison

As a Percentage of Average Assets

Current below-peer returns are a result of prior investments that have yet to mature, but…

	3Q19	
	Peers (1)	Orrstown
Net Interest Income	3.34	2.97
-Loan Loss Provision	0.15	0.05
+Noninterest Income	0.97	1.46
-Noninterest Expense	2.71	3.01
Pretax Net Income	1.44	1.37
-Income Tax Expense	0.29	0.22
GAAP Net Income	1.16	1.15
-Net Securities Gains (2)	0.00	0.31
+Merger-Related Costs (3)	0.05	0.06
Adjusted Net Income (4)	1.21	0.90

…there is a path to improving returns.

- Branch optimization
- Improve Balance Sheet Mix
- Enhance Fee Income

1. Peers as listed in Orrstown Financial Services, Inc. Proxy Statement dated March 22, 2019—ACNB, AMNB, AROW, BCBP, BMTC, CFFI, CHMG, CZNC, CCNE, CVLY, EVBN, FCBC, FUNC, MPB, Old Line Bancshares, Inc., PGC, PWOD, PFIS, SHBI, SONA, UVSP. Peers shown as average over 18 months.
2. Adjusted for $2.3 million in securities gains at 21.0% statutory tax rate
3. Adjusted for $0.5 million in merger-related charges at 21.0% statutory tax rate
4. A non-GAAP measure—see the GAAP to non-GAAP reconciliations in the Appendix

Path to Improving Profitability

- **Continuation of execution of growing the relationship community bank**
  - Expand loan origination capacity with 3 new lending teams and invest in new locations (York County, Capital Region, Greater Baltimore) in target markets
- **Branch efficiency optimization** using new continuous assessment process to identify underperforming locations
  - Previously announced closure of 5 branches slated for Q1 2020 and sale of ~50,000 sq. ft. of excess real estate
  - Scale branches in Lancaster & Capital Region to full potential
  - Optimize Maryland branch network
- **Balance sheet mix optimization** with the goal of expanding the net interest margin
  - Grow relationship C&I, CRE and cash management deposits
  - Reduce on balance sheet mortgages; sell new production
  - Reduce investment portfolio concentration & wholesale funding
- **Fee income enhancement**
  - Expand mortgage banking origination capacity leading to higher gain on sale fees (in market branch referrals and in market LPO's)
  - Expand Trust & Wealth Management into Maryland & continue expansion into Lancaster
  - Continue rollout of offering interest rate hedging solutions for commercial clients
  - Focus on growth in interchange revenue and other retail services

Objective is to improve ROA; achieve peer median in 2-3 years

Long Term Phases of Growth

Phase 1 (completed)	Phase 2 2021-2022	Phase 3 2022-2025	Phase 4 (ongoing)
BUILD SCALE WITH ACQUISITIONS, ORGANIC GROWTH, AND KEY HIRES	**ENHANCE AND OPTIMIZE PROFITABILITY OF BALANCE SHEET**	**ACHIEVE GROWTH THROUGH ACQUISTION AND ORGANIC GEOGRAHIC EXPANSION**	**DISCIPLINED GROWTH AND EXECUTION OF STRATEGIC PLAN**
• Market expansion efforts in Lancaster County, Capital Region, and Maryland (investments in customer facing talent and infrastructure to successfully enter new markets) • Two acquisitions last year • Focus on revenue growth and scale	• Prepare platform for next phase of growth, including evaluation of fintech partnerships to accelerate digital offerings • Achieve scale in past investments • Achieve ROA of 1.15% or greater • Reach peer profitability • Continue to control expenses through automation and efficiency efforts	• Maintain peer profitability metrics • Objective of $3-$5 billion in assets, ROA at peer levels • Continue to control expenses through automation and efficiency efforts	• Maintain peer profitability metrics • Continue to execute strategic plan • Continue to control expenses through automation and efficiency efforts

Legacy Markets Continue to be Economic Driver



Total Loan Outstandings in Legacy Market
820,000,000
800,000,000
780,000,000
760,000,000
740,000,000
720,000,000
700,000,000
680,000,000
660,000,000
640,000,000
620,000,000
600,000,000
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19

- Legacy markets continue to be biggest drivers of revenue for the organization
- Continual analysis of branch profitability resulted in two branch closures in 2017 and five additional branch closures in 2020
- Newer markets are replicating hub and spoke model that has been successful in legacy markets

Legacy Markets defined as branches in Cumberland, Franklin, and Perry Counties in Pennsylvania and Washington County, MD. Total loan outstandings includes commercial, small business, and consumer loans. 2019 announced branch closures will be effective 1/30/2020

Proven Track Record of Organic Expansion in New Markets

Branch (County)	Months Open	Current Deposits[1]
Rohrerstown Rd (Lancaster)[2]	53	$42,594,542
Manheim Pike (Lancaster)	30	$31,095,721
New Holland (Lancaster)	26	$25,189,258
Olde Hickory (Lancaster)	14	$9,599,066
Shady Maple (Lancaster)	9	$12,303,151
Lititz (Lancaster)	10	$3,317,711
The Crossings (Lancaster)	9	$2,218,152
Lancaster County Deposits		**$126,317,601**

Branch (County)	Months Open	Current Deposits[1]
Market St. (Cumberland)[4]	35	$112,191,052
HRO (Dauphin)	33	$43,765,581


Total Loans Outstanding in Lancaster County
$250,000,000
$230,000,000
$210,000,000
$190,000,000
$170,000,000
$150,000,000
$130,000,000
$110,000,000
$90,000,000
$70,000,000
$50,000,000
34.9% CAGR
$74,703,024
$136,538,283
$191,426,592
$234,816,759
$247,598,462
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19

- Since entering Lancaster County in 2015, our results have demonstrated the effectiveness of our Market President Model
- Nine most recent branch locations opened tracking favorably to internal growth projections
- Market disruption in Maryland should provide favorable tailwind, similar to Lancaster County

1 Current deposits as of 9/30/2019 utilizing same methodology as FDIC reporting; 2 Rohrerstown Rd. branch opened 11/12/13 as an LPO-- approval for deposit gathering was 6/1/2015; 3 Total loans outstanding is total of all loan types (commercial, consumer, mortgage) originated in Lancaster market, excluding loans that were subsequently re-domiciled to Lancaster County branches due to customer preference. 4 Camp Hill branch was short distance relocation to superior location; Prior to relocation total deposits were $31.0 million.

2019: Investments in Organic Expansion



2019 Commercial Loan Pipeline Trend
Impact of lender recruiting
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Nov-19

<u>Recruiting Philosophy:</u>
Recruit experienced market presidents from regional and super-regional banks.

Give them the authority and responsibility to recruit lending, branch, mortgage, and wealth management talent to build the business within a disciplined and established ERM framework.



2 C&I Lenders
1 Market Pres. & 1 CRE Lender
1 Market Pres.
3 C&I Lenders
3 C&I Lenders
2 C&I Lenders
1 C&I Lender

- 14 Commercial Lenders added since Q2 2019 (26 total commercial lenders in organization[1]) Pipeline has grown by nearly $200 million since July

1. Total Commercial Lenders includes four Market Presidents and Chief Revenue Officer; it does not include small business lending specialists who generally handle credits of $500,000 or less. Three of the 26 commercial lenders are CRE specialists, the remaining 23 are C&I lenders

Favorable Conditions for Success in Maryland

Highlights

- Strategically located in the Mid-Atlantic, Baltimore is the 20th most populated MSA in the nation
- Significant market disruption expected from **BB&T/SunTrust, Old Line/WesBanco, Sandy Spring/Revere** mergers
- Greater Baltimore's growth has outpaced Philadelphia, Chicago and Detroit
- Greater Baltimore has become a leading U.S. metro area for the start-up and growth of new businesses, ranking 3rd and 5th respectively
- Greater Baltimore is the 4th most educated region among the nation's large metropolitan areas
- Greater Baltimore is home to more than 30 colleges and universities
- In the last five years, professional, scientific and technical service contract dollars have increased more than 60%
- Thriving port and easy access via rail, air and highways; connected to legacy markets by Interstate 83

Greater Baltimore – Top 10 Employers[1]

Company	# of Employees	Business
Johns Hopkins University	25,869	Education
Johns Hopkins Health System	22,142	Health Care
University of Maryland Medical System	19,500	Health Care
MedStar Health	12,385	Health Care
Lifebridge Health	9,959	Health Care
Northrop Grumman Corp.	8,925	Manufacturing
Wal-Mart Stores Inc.	7,506	Retail
Exelon Corp.	5,284	Utilities
Giant Food LLC	5,075	Retail
Mercy Health Services	5,015	Health Care

Baltimore County – Featured Headquarters

Source: Economic Alliance of Greater Baltimore; Baltimore Business Journal, 2016-2017; Baltimorecountymd.gov; Commerce.Maryland.gov 1 Only private sector (non-government) employers are included

Continued Technology Investments are Priority

Data as a Differentiator

Defensive capabilities:

- Real-time monitoring of malicious actor penetration attempts (left)
- Real-time monitoring of network, core, and ancillary systems by location (right)





Data as a Differentiator

Offensive capabilities:

- Beginning to use artificial intelligence based on client behavior to predict additional products/services
- Real-time monitoring of KPIs vs. goal/pace for all lines of business (example to right: mortgage business)

Underwriting queue by processor and status

Individual deal queue (days from application to close)



- Loans by credit score
- Monthly production trending
- Rolling performance snapshot by lender
- Lead tracking by source

Data driven organization with focus on delivering key real-time data to our customer-facing teams

More than $5 million in foundational investments since 2014:

- Scalable with minimal incremental near to mid-term investment required
- Focus on building blocks and enterprise risk management / cyber security
- Significant investments in distance learning hardware and software

One of only two banks in 3rd Federal Reserve district with remote loan review (recently completed third remote review)

ESG Focus

Orrstown Bank's ESG focus begins with our Core Values:

- **ACCOUNTABLE**: We are accountable to our clients and each other
- **COMMUNICATE:** We strive to communicate timely and clearly with openness and respect
- **COMMUNITIES:** We are actively engaged in our communities
- **INNOVATE**: We constantly strive to innovate and are committed to continuous improvement
- **INTEGRITY:** We act with integrity to earn the trust of our clients and the communities we serve

Mission Statement:

We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust

Environmental

General Philosophy	Environmental responsibility is in alignment with strong business practices and our core values. Being good stewards of the environment, reducing energy consumption and eliminating waste through proactive and conscious planning reduces costs, enhances our profitability and helps mitigate negative environmental impacts.
Specific Items	• $8.6 million in loan outstandings for projects that foster positive environmental stewardship (e.g. renewable energy, recycling, etc.)[1] • $164.6 million in small business/Agriculture, SBA 7(a) or 504 (CRE) loans • $6.9 million in PACE (Federal energy efficiency program) investments • Recycling programs at all facilities • Energy efficiency initiative 50% complete and to be completed in 2020[2] • No direct exposure to fracking or oil extraction industry

1. Current exposure at 11/30/2019 for renewable energy and similar; all loan balances cited above as of 11/30/2019. 2. Branch energy efficiency refresh, including LED lighting, etc.

Social

General Philosophy	• As a community bank, caring for our communities is not a policy, it's part of our DNA and our social responsibilities are included in our mission statement and core values.

Specific Items	• First time homebuyer program and outreach
	• Free no minimum balance checking
	• SBA lender
	• Participant in Baltimore's Healthy Neighborhoods program
	• $12.0 million in loans to non-profits
	• Financial literacy programs (kids banking and student banking) launched in April 2019. 43 presentations to classroom since inception
	• Significant volunteer activity and leadership of socially conscious community organizations
	• Educational Improvement Tax Credit ("EITC") commitments of $750,000 in 2020 (have participated in Commonwealth of Pennsylvania's EITC program since its inception)
	• Socially responsible investment portfolio:
	    • $33.5 million in municipal revenue bonds for hospitals and school districts
	    • $11.3 million in affordable housing programs
	    • $201 million in student loans (40% of portfolio)
	• Feet-on-the-ground approach to disaster relief. Filled, drove, and delivered full tractor trailer loads of needed supplies for three different recent hurricanes in Texas, the Carolinas, and the Florida Keys area
	• Make A Wish Foundation sponsorship

EITC tax credits are subject to biennial approval by the Commonwealth of Pennsylvania's Department of Community and Economic Development.

Governance

General Philosophy	• Our Governance worldview is best summarized in our Mission statement: We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust.
	  • Our Board actively assesses the Company's strategic direction, growth, financial performance, and risks
	  • We work to align executive compensation with building a company for the long-term benefit of shareholders

Specific Items	• Board Composition:
	  • 91.0% of Board members are independent directors; some live outside the Company's market and bring considerable industry knowledge
	  • 20.0% of independent directors are women
	  • Four new board members over the past three years
	• Board Activity:
	  • All board members have attended at least 75.0% of board and committee meetings over the past year
	  • All board members serve on at least one committee
	  • The Compensation Committee is comprised entirely of independent directors
	• Executive Compensation:
	  • All bonuses, whether cliff-vesting or performance vesting, have clawback features
	  • Supplemental Executive Retirement Plans (SERPs) are funded through whole life insurance policies on which the Company earns a return and is the beneficiary
	  • Perquisites are related to job activities; i.e. car allowances for executives who must visit the entire footprint of the company

Loan Mix

Orrstown Financial Services, Inc.
Loan Mix

Category	2014 ($ mil.)	2014 (%)	2015 ($ mil.)	2015 (%)	2016 ($ mil.)	2016 (%)	2017 ($ mil.)	2017 (%)	2018 ($ mil.)	2018 (%)	YTD 09/30/2019 ($ mil.)	YTD 09/30/2019 (%)	4.75 Yr CAGR (%)
Construction	30.2	4.3	50.7	6.5	30.7	3.5	31.0	3.1	49.4	4.0	50.8	3.2	11.6
Consumer/HELOC	95.6	13.6	118.2	15.1	127.3	14.4	154.0	15.2	176.9	14.2	198.7	12.5	16.7
Residential Mortgage	196.3	27.9	197.5	25.3	216.6	24.5	252.3	25.0	347.9	27.9	489.4	30.7	21.2
CRE	144.0	20.4	145.4	18.6	206.4	23.4	244.5	24.2	252.8	20.3	310.3	19.5	17.6
Commercial	139.3	19.8	165.0	21.1	182.4	20.6	215.0	21.3	251.9	20.2	342.3	21.5	20.8
Multifamily	27.5	3.9	35.1	4.5	47.7	5.4	53.6	5.3	78.9	6.3	108.8	6.8	33.5
State & Political	61.2	8.7	57.5	7.4	53.7	6.1	42.1	4.2	51.0	4.1	47.9	3.0	(5.0)
Other	10.9	1.5	12.3	1.6	18.5	2.1	17.6	1.7	38.8	3.1	44.9	2.8	34.8
Total Loans HFI	**704.9**		**781.7**		**883.4**		**1,010.0**		**1,247.7**		**1,593.1**		**18.7**



Commercial 22%
Multifamily 7%
State & Political 3%
Other 3%
Construction 3%
Consumer/HELOC 12%
Residential Mortgage 31%
CRE 19%



NPAs/ Assets (%)
1.50
1.00
0.50
0.00
1.34
0.52
0.69
0.27
0.33
2015
2016
2017
2018
9/2019
ORRF
Peers

- Longer-term, organic shift to organic commercial loans
- Reduced risk profile of loan book

Data Source: S&P Global Market Intelligence

Asset Quality Trends


NPAs/ Assets (%)
1.50
1.00
0.50
0.00
1.34
0.52
0.69
0.27
0.33
2015
2016
2017
2018
YTD 09/19
ORRF
Peers


NPAs/ Assets (%)
0.80
0.60
0.40
0.20
0.00
0.40
0.33
0.32
0.26
0.37
09/18
12/18
03/19
06/19
09/19
ORRF
Peers


Reserves/ Loans Held For Investment (%)
2.00
1.50
1.00
0.50
0.00
1.74
1.45
1.27
1.12
0.93
2015
2016
2017
2018
9/2019
ORRF
Peers


Reserves/ Loans Held For Investment (%)
1.50
1.00
0.50
0.00
1.27
1.12
1.13
0.90
0.93
09/18
12/18
03/19
06/19
09/19
ORRF
Peers

Data Source: S&P Global Market Intelligence

Note: Mark to market adjustment of ~$11.3 million (total of Mercersburg and Hamilton Transactions). Without adjustment, Reserves/Loans would be >1.50%

Deposit Mix

Orrstown Financial Services, Inc.
Deposit Mix

Category	2014 ($ mil.)	2014 (%)	2015 ($ mil.)	2015 (%)	2016 ($ mil.)	2016 (%)	2017 ($ mil.)	2017 (%)	2018 ($ mil.)	2018 (%)	YTD 09/30/2019 ($ mil.)	YTD 09/30/2019 (%)	4.75 Yr CAGR (%)
DDA	116.3	12.2	131.4	12.7	150.7	13.1	162.6	13.3	208.8	13.4	250.1	13.0	17.5
NOW	353.7	37.2	356.5	34.5	443.8	38.5	476.5	39.1	556.9	35.7	588.1	30.6	11.3
MMDA & Savings	236.4	24.9	239.4	23.2	261.1	22.7	306.4	25.1	409.2	26.3	506.8	26.3	17.4
Retail CDs	128.1	13.5	185.3	17.9	192.3	16.7	252.2	20.7	343.6	22.0	509.3	26.5	33.7
Jumbo CDs	115.2	12.1	119.7	11.6	104.5	9.1	21.9	1.8	40.3	2.6	69.0	3.6	(10.2)
Total Deposits	**949.7**		**1,032.2**		**1,152.5**		**1,219.5**		**1,558.8**		**1,923.5**		**16.0**

Year-end: 2014–2018

Orrstown Financial Services, Inc. Deposit Mix as of 09/30/2019



Retail CDs 26%
Jumbo CDs 4%
DDA 13%
NOW 31%
MMDA & Savings 26%

Annual Int Cost: Int-bearing Deposits (%)



1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.42
0.51
0.59
0.85
1.20
2015
2016
2017
2018
09/19
ORRF
Peers

- Longer-term, organic shift to organic core funding
- Raised rates faster than peers initially, slowed deposit rate increases earlier than peers
  - Recent increases tied to Hamilton transaction related mix shift and timing

Data Source: S&P Global Market Intelligence

Key Metrics: 2015 to Current

Return metrics improved due to:

- Capacity utilization
- Loan growth and mix shift
- Capital deployment, and
- The risk profile of the company



Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.64
0.50
0.54
0.75
0.77
2015
2016
2017
2018
YTD
ORRF
Peers



NPAs/ Assets (%)
1.50
1.00
0.50
0.00
1.34
0.52
0.69
0.27
0.33
2015
2016
2017
2018
YTD
ORRF
Peers



Efficiency Ratio (%)
90.00
80.00
70.00
60.00
50.00
40.00
83.68
82.80
76.28
74.33
69.69
2015
2016
2017
2018
YTD
ORRF
Peers

Data Source: S&P Global Market Intelligence

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Thomas R. Brugger
Chief Financial Officer
tbrugger@orrstown.com
717-510-7131

Matthew C. Schultheis, CFA
Investor Relations
mschultheis@orrstown.com
717-510-7127

Appendix

- Five year performance metrics and operating results
- Five quarter performance metrics and operating results
- GAAP to non-GAAP reconciliations
- S&P Global Market Intelligence reconciliations

Five Year Trends: Summary Financials

(Dollars in thousands, unless indicated)	2018	2017	2016	2015	2014
Results of Operation:					
Tax-equivalent interest income	66,254	53,462	43,871	40,288	39,653
Interest expense	13,467	7,644	5,417	4,301	4,159
Tax-equivalent net interest income	52,787	45,818	38,454	35,987	35,494
Tax-equivalent adjustment	1,417	2,447	1,909	1,653	1,470
Provision (credit) for loan losses	800	1,000	250	(603)	(3,900)
Non-interest income	21,854	20,387	19,739	19,178	18,854
Non-interest expense	57,979	50,330	48,140	44,607	43,768
Income before taxes	14,445	12,428	7,894	9,508	13,010
Income taxes	1,640	4,338	1,266	1,634	(16,132)
Net income	12,805	8,090	6,628	7,874	29,142
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	171.7	210.8	185.6	147.6	140.5
End of period price per share	$18.21	$25.25	$22.40	$17.84	$17.00
Net income (loss) - basic per share	$1.53	$1.00	$0.82	$0.97	$3.59
Net income (loss) - diluted per share	$1.50	$0.98	$0.81	$0.97	$3.59
Dividends declared per share	$0.51	$0.42	$0.35	$0.22	$0.00
Book value per share	$18.39	$17.34	$16.28	$16.08	$15.40
Period End Balances:					
Assets	1,934,388	1,558,849	1,414,504	1,292,816	1,190,443
Loans & Leases	1,247,657	1,010,012	883,391	781,713	704,946
Securities	465,844	415,308	400,154	394,124	376,199
Deposits	1,558,756	1,219,515	1,152,452	1,032,167	949,704
Borrowings	179,378	177,391	112,027	113,651	101,554
Shareholders equity	173,433	144,765	134,859	133,061	127,265
Average Balances:					
Assets	1,710,597	1,488,423	1,325,150	1,233,549	1,173,400
Loans & Leases	1,100,626	944,352	833,265	746,679	683,878
Securities	479,517	420,583	360,355	381,668	413,072
Deposits	1,377,557	1,197,522	1,092,843	982,996	990,360
Borrowings	165,951	134,150	80,722	107,784	69,695
Shareholders equity	149,662	141,301	137,973	131,453	101,250

Data Source: S&P Global Market Intelligence

Five Year Trends: Key Performance Metrics

(Percent unless indicated)	**2018**	**2017**	**2016**	**2015**	**2014**
Performance Ratios:					
Return on average assets	0.75	0.54	0.50	0.64	2.48
Return on average common equity	8.56	5.73	4.80	5.99	28.78
Yield on average interest-earning assets	4.15	3.87	3.58	3.51	3.57
Rate on average interest-bearing liabilities	0.99	0.65	0.53	0.45	0.44
Net interest spread	3.16	3.22	3.05	3.06	3.13
Net interest margin	3.31	3.32	3.14	3.14	3.20
Efficiency ratio	74.33	76.28	82.80	83.68	83.26
Capital Ratios:					
Tier 1 leverage	8.42	8.95	9.33	9.77	9.53
Common equity tier 1 to risk-weighted assets	12.03	12.11	13.30	14.55	15.58
Tier 1 capital to risk-weighted assets	12.03	12.11	13.30	14.55	15.58
Total regulatory capital to risk-weighted assets	15.56	13.29	14.55	15.81	16.84
Average equity to average assets	8.75	9.49	10.41	10.66	8.63
Credit Quality Ratios:					
Allowance for loan loss to loans	1.12	1.27	1.45	1.74	2.09
Nonperforming assets to assets	0.27	0.69	0.52	1.34	1.29
Net charge-offs to average loans and leases	(0.04)	0.10	0.13	0.08	0.34

Data Source: S&P Global Market Intelligence

Five Quarter Trends: Summary Financials

(Dollars in thousands, unless indicated)	09/19	06/19	03/19	12/18	09/18
Results of Operation:					
Tax-equivalent interest income	24,864	24,659	19,911	19,401	16,575
Interest expense	6,736	5,935	4,876	4,383	3,522
Tax-equivalent net interest income	18,128	18,724	15,035	15,018	13,053
Tax-equivalent adjustment	208	292	346	389	349
Provision (credit) for loan losses	300	200	400	200	200
Non-interest income	8,782	7,879	5,227	5,155	5,492
Non-interest expense	18,161	23,314	16,182	18,302	13,336
Income before taxes	8,241	2,797	3,334	1,282	4,660
Income taxes	1,340	110	232	130	644
Net income	6,901	2,687	3,102	1,152	4,016
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	244.7	246.8	176.3	171.7	199.6
End of period price per share	$21.90	$21.99	$18.59	$18.21	$23.80
Net income (loss) - basic per share	$0.63	$0.26	$0.34	$0.13	$0.50
Net income (loss) - diluted per share	$0.62	$0.26	$0.33	$0.12	$0.49
Dividends declared per share	$0.15	$0.15	$0.15	$0.13	$0.13
Book value per share	$20.00	$19.59	$18.89	$18.39	$17.36
Period End Balances:					
Assets	2,313,677	2,399,508	1,973,283	1,934,388	1,720,755
Loans & Leases	1,593,105	1,601,670	1,265,539	1,247,657	1,084,941
Securities	481,120	496,930	490,221	465,844	489,356
Deposits	1,923,454	2,015,541	1,620,696	1,558,756	1,429,170
Borrowings	131,604	124,455	144,745	179,378	128,896
Shareholders equity	223,493	219,868	179,167	173,433	145,557
Average Balances:					
Assets	2,391,131	2,254,657	1,924,319	1,910,910	1,686,890
Loans & Leases	1,604,491	1,497,445	1,257,654	1,239,998	1,074,106
Securities	496,482	496,803	499,755	506,891	490,750
Deposits	2,017,314	1,879,381	1,564,866	1,559,134	1,377,170
Borrowings	116,847	138,574	162,086	162,331	147,213
Shareholders equity	221,250	205,010	174,057	169,209	145,184

Data Source: S&P Global Market Intelligence; Dollars in thousands, unless indicated

Five Quarter Trends: Key Performance Metrics

(Percent unless indicated)	**09/19**	**06/19**	**03/19**	**12/18**	**09/18**
Performance Ratios:					
Return on average assets	1.15	0.48	0.65	0.24	0.94
Return on average common equity	12.37	5.26	7.23	2.70	10.97
Yield on average interest-earning assets	4.49	4.76	4.52	4.33	4.17
Rate on average interest-bearing liabilities	1.42	1.34	1.30	1.15	1.05
Net interest spread	3.07	3.42	3.22	3.18	3.12
Net interest margin	3.27	3.61	3.41	3.35	3.28
Efficiency ratio	69.99	66.10	73.85	76.95	71.02
Capital Ratios:					
Tier 1 leverage	8.17	8.46	8.50	8.42	8.86
Common equity tier 1 to risk-weighted assets	11.62	11.23	11.89	12.03	12.22
Tier 1 capital to risk-weighted assets	11.62	11.23	11.89	12.03	12.22
Total regulatory capital to risk-weighted assets	14.50	14.06	15.34	15.56	13.42
Average equity to average assets	9.25	9.09	9.05	8.85	8.61
Credit Quality Ratios:					
Allowance for loan loss to loans	0.93	0.90	1.13	1.12	1.27
Nonperforming assets to assets	0.33	0.21	0.26	0.27	0.33
Net charge-offs to average loans and leases	(0.01)	0.01	0.04	(0.00)	(0.07)

Data Source: S&P Global Market Intelligence

Performance Trends



Reported: Net Interest Margin YTD (%)
4.00
3.80
3.60
3.40
3.20
3.00
2.80
3.14
3.14
3.32
3.31
3.43
2015
2016
2017
2018
YTD 09/19
ORRF
Peers

Data Source: S&P Global Market Intelligence



Reported: Net Interest Margin QTD (%)
3.80
3.60
3.40
3.20
3.00
3.28
3.35
3.41
3.61
3.27
09/18
12/18
03/19
06/19
09/19
ORRF
Peers

Data Source: S&P Global Market Intelligence



Net Interest Margin YTD (%)(1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.14
3.14
3.32
3.28
3.24
0.03
0.19
2015
2016
2017
2018
YTD 09/19
Core NIM
AY



Net Interest Margin QTD (%)(1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.28
3.27
3.33
3.31
3.08
0.08
0.08
0.30
0.19
09/18
12/18
03/19
06/19
09/19
Core NIM
AY

1. Net interest margin, exclusive of the impact of purchase accounting adjustments for interest accretion ("Core NIM") is a non-GAAP measure. See the GAAP to non-GAAP reconciliation in the appendix.

Performance Trends (Continued)

Reported: ROAA YTD (%)


1.50
1.00
0.50
0.00
0.64
0.50
0.54
0.75
0.77
2015
2016
2017
2018
YTD 09/19
ORRF
Peers

Reported: ROAA QTD (%)


1.50
1.00
0.50
0.00
0.94
0.24
0.65
0.48
1.15
09/18
12/18
03/19
06/19
09/19
ORRF
Peers

Reported: ROAE YTD (%)


12.00
10.00
8.00
6.00
4.00
2.00
0.00
5.99
4.8
5.73
8.56
8.47
2015
2016
2017
2018
YTD 09/19
ORRF
Peers

Reported: ROAE QTD (%)


15.00
10.00
5.00
0.00
10.97
2.70
7.23
5.26
12.37
09/18
12/18
03/19
06/19
09/19
ORRF
Peers

Data Source: S&P Global Market Intelligence

Capital Trends


Leverage Ratio (%)
10.00
9.50
9.00
8.50
8.00
7.50
9.77
9.33
8.95
8.42
8.20
2015
2016
2017
2018
9/2019
ORRF
Peers


Leverage Ratio (%)
10.00
9.50
9.00
8.50
8.00
7.50
8.86
8.42
8.50
8.46
8.20
09/18
12/18
03/19
06/19
09/19
ORRF
Peers


Tier 1 Ratio (%)
16.00
14.00
12.00
10.00
8.00
14.55
13.30
12.11
12.03
11.60
2015
2016
2017
2018
9/2019
ORRF
Peers


Tier 1 Ratio (%)
12.50
12.00
11.50
11.00
10.50
10.00
12.22
12.03
11.89
11.60
11.23
09/18
12/18
03/19
06/19
09/19
ORRF
Peers

Data Source: S&P Global Market Intelligence

GAAP to Non-GAAP Reconciliation

APPENDIX - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of certain activity on reported results, particularly to overcome comparability issues related to the influence of net securities gains, merger and acquisition expenses, and purchase accounting adjustments for interest accretion on net interest margin.

Adjusted net income, as used by the Company in this presentation, is determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor is such a measure necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

Adjusted Net Income (excluding the effect of net securities gains and merger and acquisiton expenses)	Quarter ended September 30, 2019	As a percentage of average assets for the quarter
GAAP net income, as reported	$ 6,901	1.15%
Net securities gains, net of 21.0% statutory tax rate	(1,839)	-0.31%
Merger and acquisition expenses, net of 21.0% statutory tax rate	372	0.06%
Adjusted net income	$ 5,434	0.90%

Net interest margin excluding the impact of purchase accounting, as used by the Company in this presentation, is determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor is such a measure necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

	Quarter Ended				Calendar	YTD
Net Interest Margin (excluding the impact of purchase accounting)	12/31/2018	3/31/2019	6/30/2019	9/30/2019	2018	9/30/2019
Reported net interest margin	3.35%	3.41%	3.61%	3.27%	3.31%	3.43%
Adjustment for purchase accounting						
Total interest-earning assets (loans)	-0.08%	-0.08%	-0.30%	-0.19%	-0.03%	-0.19%
Net Interest Margin (excluding the impact of purchase accounting)	3.27%	3.33%	3.31%	3.08%	3.28%	3.24%

S&P Global Reconciliation

Appendix: Reconciliation of S&P Global Market Intelligence Efficiency Ratio

Dollars in thousands unless indicated	YTD September 30, 2019	Full Year 2018	2017	2016	2015	2014
GAAP Total Expenses	$ 57,657	$ 57,871	$ 50,312	$ 47,958	$ 44,373	$ 43,469
-Amortization of Intangible Assets	1,096	286	107	99	207	208
-Merger-related Costs	7,505	3,197	-	-	-	-
-Insurance Claim Write-off	615	-	-	-	-	-
-Regulatory Settlement	-	-	-	1,000	-	-
-Indemnification Costs	-	-	600	-	-	-
-Foreclosure Expenses	22	(84)	(14)	1	(189)	(129)
Adjusted Expenses	48,419	54,472	49,619	46,858	44,355	43,390
Net Interest Income	51,041	51,370	43,371	36,545	34,334	34,024
Non-Interest Income	21,888	21,504	20,369	19,557	18,944	18,555
Total Revenue	72,929	72,874	63,740	56,102	53,278	52,579
+Full-tax Equivalent Adjustment	846	1,417	2,447	1,952	1,653	1,471
-Securities Gains (Losses)	4,731	1,006	1,190	1,420	1,924	1,935
-Life Insurance Proceeds	255	-	-	-	-	-
Adjusted Revenue	68,789	73,285	64,997	56,634	53,007	52,115
S&P Global Efficiency Ratio (%)	69.69	74.33	76.28	82.80	83.68	83.26

Data Source: S&P Global Market Intelligence

S&P Global Reconciliation

Appendix: Reconciliation of S&P Global Market Intelligence Efficiency Ratio

	Quarter Ended				
Dollars in thousands unless indicated	09/30/19	06/30/19	03/31/19	12/31/18	09/30/18
GAAP Total Expenses	$ 18,161	$ 23,314	$ 16,182	$ 18,305	$ 13,331
-Amortization of Intangible Assets	486	402	208	214	24
-Merger-related Costs	-	6,860	645	2,724	319
-Insurance Claim Write-off	-	-	615	-	-
-Regulatory Settlement	-	-	-	-	-
-Indemnification Costs	-	-	-	-	-
-Foreclosure Expenses	22	NA	NA	(69)	13
Adjusted Expenses	17,653	16,052	14,714	15,436	12,975
Net Interest Income	17,920	18,432	14,689	14,629	12,704
Non-Interest Income	8,782	7,879	5,227	5,158	5,487
Total Revenue	26,702	26,311	19,916	19,787	18,191
+Full-tax Equivalent Adjustment	-	-	-	-	-
-Securities Gains (Losses)	2,328	2,064	339	115	29
-Life Insurance Proceeds	-	255	-	-	-
Adjusted Revenue	24,374	23,992	19,577	19,672	18,162
S&P Global Efficiency Ratio (%)	69.99	66.10	73.85	76.95	71.02

Data Source: S&P Global Market Intelligence

Orrstown Financial Services, Inc.


ORRSTOWN BANK




ORRSTOWN BANK

100 Years 1919-2019

Celebrating 100 Years as an Independent and Growing Community Bank

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